Exhibit 10.07

2012 DISTRIBUTION ELECTION FORM
Valero Energy Corporation
Deferred Compensation Plan

Payment Election Upon Retirement	DEFAULT PAYMENT IF NO ELECTION IS MADE: Fifteen annual installments commencing at date of retirement
I elect that, upon retirement, the value of my Plan account related to deferrals made for the 2012 Plan Year will be paid at the time and in the manner elected below:

Payment Commencement (choose one):

☐      As soon as administratively possible following retirement
(this is the default if no election is made)
☐      January 1 after the year of retirement
AND

Form of Distribution (choose one):

☐      Lump sum payment
☐      Annual installments for _______ years (choose 2 - 15 years)

Payment Election Upon Other Separation	DEFAULT PAYMENT IF NO ELECTION IS MADE: Immediate lump sum payable upon separation
I elect that, upon my separation from employment for a reason other than retirement, the value of my Plan account related to deferrals made for the 2012 Plan Year will be paid at the time and in the manner elected below:

Payment Commencement (choose one):

☐      As soon as administratively possible following separation
(this is the default if no election is made)
       ☐      January 1 after the year of separation
AND

Form of Distribution (choose one):

☐      Lump sum (this is the default payment if no election is made)
☐      Five annual installments

Distribution on Specified Date
In accordance with Section 6.4 of the Plan, I hereby elect to receive in one lump sum payment my Account derived from deferrals made during the 2012 Plan Year on the date or dates specified below, or the balance of the Account, if less. Any amounts distributed pursuant to this election shall immediately reduce my Account accordingly. (The earliest date that can be elected to receive 2012 deferrals is January 1, 2016.)

Specified Date	Amount of Elective Deferral or Total Amount of the Account (Whichever is Less)

NOTE: In order to be effective, this form must be completed, signed, and returned to Financial Benefits (San Antonio/Mailstation E1L) on or before December 2, 2011. If your form is not timely submitted, your Plan deferral will be subject to the default distributions noted above.

The Company has taken measures to design the Plan in a manner that conforms to current tax law. However, it is possible that new legislation could affect your distribution elections, including delaying your distributions, in order to comply with legal requirements. Distribution elections submitted pursuant to the Plan will be governed by the terms and conditions of the Plan and governing law, and your elections will be subject to modifications made to the Plan in order to conform to legal requirements.

ACKNOWLEDGED AND AGREED:

Participant's Signature	Date

Participant's Name	Participant's Employee ID Number